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                                                                    Exhibit 32.1

                        Horace Mann Educators Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Horace Mann Educators Corporation (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis G. Lower II, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          /s/ Louis G. Lower II
--------------------------------
Louis G. Lower II
Chief Executive Officer

Date: August 22, 2003
      --------------------------

         A signed original of this written statement required by Section
           906 has been provided to Horace Mann Educators Corporation and will be retained by Horace Mann Educators Corporation
             and furnished to the Securities and Exchange Commission
                           or its staff upon request.